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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 21, 1998




                        UNIFIED FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                 0-22629               35-1797759
    (State or other         (Commission File        (I.R.S. Employer
    jurisdiction of              Number)             Identification
     organization)                                       Number)



      431 NORTH PENNSYLVANIA STREET
          INDIANAPOLIS, INDIANA                        46204-1873
 (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (317) 634-3301

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ITEM 2.    ACQUISITION OF ASSETS

      By Joint Action by Consent in Lieu of a Special Meeting dated July 10, 1998, the stockholders and the Board of Directors of Fiduciary Counsel, Inc. ("Fiduciary"), by Action by Consent dated July 10, 1998, the sole stockholder of Fiduciary Acquisition Corporation ("FAC"), a wholly owned subsidiary of Unified Financial Services, Inc. ("Unified"), and by Action by Consent dated March 20, 1998, the Board of Directors of Unified, each approved and adopted an Agreement and Plan of Merger, dated July 10, 1998 (the "Merger Agreement"), by and among Unified, Fiduciary, FAC, Associated Family Services, Inc., Intellectronic Management Systems, Inc., Jack R. Orben, Andrew E. Beer and Charles C. Hickox. Pursuant to the Merger Agreement, Fiduciary was merged with and into FAC (the "Merger") and each share of common stock, no par value, of Fiduciary ("Fiduciary Common Stock"), was converted into the right to receive either $35.00 in cash, up to an aggregate amount of $800,835 or 1.334 shares of common stock, $0.01 par value, of Unified ("Unified Common Stock") up to an aggregate of 66,634 shares of Unified Common Stock, subject to the elections procedures set forth in the Merger Agreement. In connection with such transaction, Unified paid $800,835 in cash and issued 36,110 shares of Unified Common Stock in exchange for all of the outstanding shares of Fiduciary Common Stock. The purchase price paid in connection with the Merger was determined through arm's-length negotiations among the parties to the Merger Agreement.

      By Joint Action by Consent in Lieu of a Special Meeting dated July 8, 1998, the sole stockholder and the Board of Directors of EMCO Estate Management Company, Inc. ("EMCO"), by Joint Action by Consent dated July 8, 1998, the sole stockholder and the Board of Directors of VAI Acquisition Corporation ("VAI"), a wholly owned subsidiary of Unified, and by Action by Consent dated Mach 20, 1998, the Board of Directors of Unified, each approved and adopted a Purchase and Assumption Agreement, dated July 8, 1998 (the "Purchase Agreement"), by and among Unified, EMCO, VAI, Associated Family Services, Inc., Intellectronic Management Systems, Inc., Jack R. Orben and Andrew E. Beer. Pursuant to the Purchase Agreement, VAI purchased certain of the assets and business of EMCO (the "Acquisition"), including receivables, fixed assets, contract rights, intellectual property, intangibles and other rights (the "Assets"), and assumed certain obligations relating to the purchased assets and business of EMCO. In consideration of and as full payment for the Assets, VAI paid to EMCO eleven thousand (11,000) shares of Unified Common Stock. The purchase price paid in connection with the Acquisition was determined through arm's-length negotiations among the parties to the Purchase Agreement.

      Both the Merger and the Acquisition became effective as of August 21, 1998. As a result of the Merger, the business and operations of Fiduciary will be continued through FAC. Through a provision in the Certificate of Merger filed on August 21, 1998, FAC amended its Certificate of Incorporation to reflect the change of its corporate name to Fiduciary Counsel, Inc.

      In connection with the Acquisition, EMCO assigned the right and authority to use its corporate name to VAI by that certain Assignment executed August 21, 1998. By Joint Action by Consent dated August 21, 1998, the sole stockholder and the Board of Directors of EMCO changed the corporate name of EMCO to The Patty Corporation. By Joint Action by Consent dated August 21, 1998, the sole stockholder and the Board of Directors of VAI changed the corporate name of VAI to EMCO Estate Management Company, Inc. Certificates of Amendment to the Certificates of Incorporation of each of EMCO and VAI were filed with the Delaware Secretary of State on August 21, 1998 to reflect such name changes.

      Fiduciary, which is based in New York, is one of the nation's oldest investment counsel organizations and provides professional investment management to individuals and institutions on a customized basis. EMCO is a wealth management firm based in New York City. Since 1921, EMCO has been providing fee only services to individuals, families and fiduciaries. EMCO professionals assist clients


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in a variety of disciplines, including the following:  financial, tax and estate planning; family office services such as budgeting, bill paying and payroll administration; trust administration; and income tax return preparation and filing for individuals, trusts, partnerships and small businesses.

      Jack R. Orben, a director of Unified, was the Chairman, Chief Executive Officer and Treasurer of Fiduciary and the Chairman, Chief Executive Officer and Treasurer of the former EMCO. By Joint Action by Consent dated August 22, 1998, the sole stockholder and the Board of Directors of FAC appointed Mr. Orben Chairman, Chief Executive Officer and Treasurer of FAC. By a Joint Action by Consent dated August 21, 1998, the sole stockholder and the Board of Directors of VAI appointed Mr. Orben Chairman, Chief Executive Officer and Treasurer of VAI.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired.
            -----------------------------------------

      Pursuant to Item 7(a)(4) of Form 8-K, Unified will file the required financial statements with respect to Fiduciary by an amendment to this Current Report on Form 8-K as soon as is practicable, but not later than 60 days after the date that this report is required to be filed.

      (b)   Pro Forma Financial Information.
            -------------------------------

      Pursuant to Item 7(b)(2) of Form 8-K, Unified will file the required pro forma financial information with respect to the acquisition of Fiduciary by an amendment to this Current Report on Form 8-K as soon as is practicable, but not later than 60 days after the date that this report is required to be filed.

      (c)   Exhibits.  See Exhibit Index.
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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIFIED FINANCIAL SERVICES, INC.


Dated:  August 28, 1998             By: /s/ Timothy L. Ashburn
                                        ------------------------------------
                                        Timothy L. Ashburn
                                        Chairman, President and Chief
                                        Executive Officer



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
                         EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2                 Agreement and Plan of Merger, dated July 10, 1998, by and among
                  Unified Financial Services, Inc., Fiduciary Acquisition Corporation,
                  Fiduciary Counsel, Inc., Associated Family Services, Inc.,
                  Intellectronic Management Systems, Inc., Jack R. Orben, Andrew E.
                  Beer and Charles C. Hickox
